U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Date of Report: July 3, 2003


                           I.C. ISAACS & COMPANY, INC.
               (Exact name of issuer as specified in its charter)


         Delaware                   0-23379                    52-1377061
(State or Other Jurisdiction of   (Commission File           (IRS Employer
Incorporation or Organization)       Number)               Identification No.)


                4840 Bank Street, Baltimore, Maryland 21224-2522
              (Address and Zip Code of Principal Executive Offices)


                                 (410) 342-8200
                         (Registrant's Telephone Number)



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Item 7.           Financial Statements and Exhibits

         The following financial statements, pro forma financial information and exhibits have been filed as part of this Report:

         (a) Financial Statements -- none

         (b) Pro forma financial information -- none

         (c) Exhibits

     Number                         Description
     ------                         -----------

       99.1 Press release of I.C. Isaacs & Company, Inc. announcing proposals approved by the stockholders at its Annual Stockholders Meeting in New York on June 30, 2003.

Item 9.           Regulation FD Disclosure.

         The information required by Form 8-K, Item 12 - Disclosure of Results of Operations and Financial Condition, is being provided under Item 9 pursuant to SEC Release No. 33-8216. The information in this report and the exhibit attached hereto are being furnished and shall not be deemed filed for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.

         On July 2, 2003, the Registrant issued a press release announcing proposals approved by the stockholders at its Annual Stockholders Meeting in New York on June 30, 2003. Such press release is filed herein as Exhibit 99.1.




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                                    Signature

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    I.C. Isaacs & Company, Inc.



Dated: July 3, 2003        By:      /s/ Robert J. Conologue
                              --------------------------------------------------
                              Robert J. Conologue, Chief Operating Officer
                                 and Chief (Principal) Financial Officer


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